Exhibit 99.2

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of August 20, 2004, among MARKWEST ENERGY OPERATING COMPANY, L.L.C., a Delaware limited liability company, as borrower (the “Borrower”), MARKWEST ENERGY PARTNERS, L.P., a Delaware limited partnership (the “MLP”), the undersigned Guarantors (collectively, the “Guarantors”), ROYAL BANK OF CANADA, as Administrative Agent for the Lenders parties to the hereinafter defined Credit Agreement (in such capacity, the “Administrative Agent”), FORTIS CAPITAL CORP., as syndication agent (in such capacity, the “Syndication Agent”), BANK ONE, NA and SOCIETE GENERALE, each as documentation agent (collectively in such capacity, the “Document Agents”), and the undersigned Lenders.

Reference is made to the Second Amended and Restated Credit Agreement dated as of July 30, 2004 among Borrower, the MLP, the Administrative Agent, the Syndication Agent, the Documentation Agents and the Lenders parties thereto (as amended, the “Credit Agreement”).  Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all section and schedule references herein are to sections and schedules in the Credit Agreement; and all paragraph references herein are to paragraphs in this Amendment.

RECITALS

A.                                    The Borrower has requested certain amendments to the Credit Agreement.

B.                                    Subject to the terms and conditions of this Amendment, the Administrative Agent and the other Lenders are willing to agree to such amendments.

Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1.                       Amendments. Effective as of the First Amendment Effective Date, the Credit Agreement is amended as follows:

1.1                               Definitions. Section 1.01 is amended as follows:

(a)                                  Each of the following definitions is amended in its entirety to read as follows:

“Agreement means this Credit Agreement as amended by the First Amendment to Credit Agreement.”

“Permitted Acquisition means the ACET Acquisition and any other Acquisition by the Borrower or a Subsidiary of the Borrower resulting in ownership of assets inside the United States, or of equity interests in a Domestic

Person; provided, however, the purchase price for any Acquisition shall not, when aggregated with all other Permitted Acquisitions (excluding the ACET Acquisition) exceed $10,000,000 (or $25,000,000 after repayment of the Term Loans); and provided, further that the following requirements have been satisfied:

(i)                                     if such Acquisition results in the Borrower’s ownership of a Subsidiary, the Borrower shall have complied with the requirements of Sections 6.15 and 6.16 as of the date of such Acquisition;

(ii)                                  with respect to Acquisitions involving acquisitions of an equity interest, such Acquisition shall have been approved or consented to by the board of directors or similar governing entity of the Person being acquired; and

(iii)                               as of the closing of such Acquisition no Default or Event of Default shall exist or occur as a result of, and after giving effect to, such Acquisition.”

(b)                                 The following definitions are inserted alphabetically into Section 1.1:

“First Amendment Effective Date means the date the First Amendment to Credit Agreement by its terms becomes effective among the parties thereto.”

“First Amendment to Credit Agreement means that certain First Amendment to Credit Agreement dated as of August 20, 2004, among the Borrower, the MLP, the Guarantors, Royal Bank of Canada, as Administrative Agent, Fortis Capital Corp., as Syndication Agent, Bank One, NA and Societe Generale, as Documentation Agents, and the Lenders.”

1.2                               Section 2.04(b).  Section 2.04(b) is hereby amended to read in its entirety as follows:

“(b)                           Mandatory Prepayments from Net Cash Proceeds.

(i)                                     Subject to the proviso set forth in subsection (iv)(D) below, if any Net Cash Proceeds are received by a Company from any Disposition (including any deferred purchase price therefor and including sales of stock or other equity interests of Subsidiaries but excluding any Disposition permitted by Section 7.07(a) or (b)), the Aggregate Commitments shall be permanently reduced, and the Loans shall be prepaid, immediately upon receipt of such Net Cash Proceeds, in an amount equal to the amount of Net Cash Proceeds received from such Disposition.

(ii)                                  Subject to the proviso set forth in subsection (iv)(D) below, if any Net Cash Proceeds are received by the MLP from an MLP Offering, the Loans shall be prepaid by the Borrower immediately after receipt of such Net Cash Proceeds by the MLP, in an amount equal to the amount of Net Cash Proceeds received by the MLP from such MLP Offering.

(iii)                               If any Net Cash Proceeds are received from the issuance or incurrence of Refinancing Indebtedness by a Company, the Aggregate Commitments shall be permanently reduced, and the Loans shall be prepaid, immediately upon receipt of such Net Cash Proceeds, in an amount equal to the amount of Net Cash Proceeds received from such Refinancing Indebtedness.

(iv)                              The prepayments and commitment reductions provided for in this Section 2.04(b) shall be applied as follows, unless a Default or Event of Default has occurred and is continuing or would arise as a result thereof (whereupon the provisions of Section 2.11(d) shall apply): (A) first, to repay any outstanding fees, costs or expenses owing to Administrative Agent or any Lender, including Attorney Costs, (B) second, as a payment of all Unreimbursed Amounts then outstanding, until paid in full, (C), third, as a repayment of the Term Loan Principal Debt, until paid in full, with a corresponding reduction in the Aggregate Term Loan Commitments and (D) fourth, as a repayment of the Revolver Principal Debt, until paid in full, with a corresponding reduction in the Aggregate Revolver Commitments, or if a Default or Event of Default exists, as specified by the Agents or the Required Banks; provided, however, any Net Cash Proceeds received by the MLP from an MLP Offering or by the Borrower from any Disposition in excess of $50,000,000, up to a  maximum of $75,000,000, will, after repayment of the Term Loans, be applied against the Revolver Principal Debt without a corresponding reduction in the Aggregate Revolver Commitments (but any Net Cash Proceeds in excess of $75,000,000 will be applied against the Revolver Principal Debt with a corresponding reduction in the Aggregate Revolver Commitments).

Paragraph 2.                       Effective Date. This Amendment shall not become effective until the date (such date, the “First Amendment Effective Date”) the Administrative Agent receives all of the agreements, documents, certificates, instruments, and other items described below:

(a)                                  this Amendment, executed by the Borrower, the Guarantors, and each other Lender;

(b)                                 from the Borrower and the existing Guarantors, such certificates of secretary, assistant secretary, manager, or general partner, as applicable, as the Administrative Agent may require, certifying (i) resolutions of its board of directors, managers or members (or their equivalent) authorizing the execution and performance of this Amendment and the other Loan Documents which such Person is executing in connection herewith, (ii) the incumbency and signature of the officer executing such documents, and (iii) no change in such Person’s organizational documents since July 30, 2004;

(c)                                  fees and expenses required to be paid pursuant to Paragraph 5 of this Amendment, to the extent invoiced prior to the First Amendment Effective Date; and

(d)                                 such other assurances, certificates, documents and consents as the Administrative Agent may require.

Paragraph 3.                       Acknowledgment and Ratification. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, each of the

Borrower and the Guarantors (i) consents to the agreements in this Amendment, (ii) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, and all rights thereunder are hereby ratified and confirmed.

Paragraph 4.                       Representations. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, each of the Borrower and the Guarantors represents and warrants to the Administrative Agent and the Lenders that as of the First Amendment Effective Date and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.

Paragraph 5.                       Expenses, Funding Losses.  The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements.

Paragraph 6.                       Miscellaneous. This Amendment is a “Loan Document “ referred to in the Credit Agreement.  The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Amendment by reference.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under Texas law and applicable  federal law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

Paragraph 7.                       ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 8.                       Parties. This Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the other Lenders, and their respective successors and assigns.

Paragraph 9.                       Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Agreement.

The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.

Remainder of Page Intentionally Blank

Signature Pages to Follow.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

MARKWEST ENERGY OPERATING COMPANY, L.L.C.,
a Delaware limited liability company, as Borrower

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
Its General Partner

	By:	/s/ Andrew L. Schroeder
Andrew L. Schroeder
Vice President
and Treasurer

MARKWEST ENERGY PARTNERS, L.P.,
a Delaware limited partnership, as a Guarantor

By:	MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ Andrew L. Schroeder
Andrew L. Schroeder
Vice President
and Treasurer

MARKWEST PINNACLE, L.P.,
a Delaware limited partnership, as a Guarantor

MARKWEST PNG UTILITY, L.P.,
a Texas limited partnership, as a Guarantor

MARKWEST TEXAS PNG UTILITY, L.P.,
a Texas limited partnership, as a Guarantor

MARKWEST BLACKHAWK, L.P.,
a Texas limited partnership, as a Guarantor

MARKWEST POWER TEX, L.P.,
a Texas limited partnership, as a Guarantor

MARKWEST NEW MEXICO, L.P.,
a Texas limited partnership, as a Guarantor

MARKWEST ENERGY EAST TEXAS GAS COMPANY, L.P.,
a Delaware limited partnership, as a Guarantor

By:	MarkWest Texas GP, L.L.C.
its General Partner

By:	MarkWest Energy Operating Company, L.L.C.,
its sole Member

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ Andrew L. Schroeder
Andrew L. Schroeder
Vice President
and Treasurer

BASIN PIPELINE, L.L.C.,
a Michigan limited liability company, as a Guarantor

WEST SHORE PROCESSING, L.L.C.,
a Michigan limited liability company, as a Guarantor

MARKWEST ENERGY APPALACHIA, L.L.C.,
a Delaware limited liability company, as a Guarantor

MARKWEST TEXAS GP, L.L.C.,
a Delaware limited partnership, as a Guarantor

MW TEXAS LIMITED, L.L.C.,
a Delaware limited partnership, as a Guarantor

MARKWEST WESTERN OKLAHOMA
GAS COMPANY, LLC,
an Oklahoma limited liability company, as a Guarantor

MARKWEST MICHIGAN PIPELINE COMPANY, LLC,
a Michigan limited liability company, as a Guarantor

By:	MarkWest Energy Operating Company, L.L.C.,
its sole Member

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ Andrew L. Schroeder
Andrew L. Schroeder
Vice President
and Treasurer

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Gail Watkin
Gail Watkin
Manager Agency

ROYAL BANK OF CANADA, as a Lender
and L/C Issuer

By:	/s/ Jason York
Jason York
Authorized Signatory

BANK ONE, NA,
as Documentation Agent and Lender

By:	/s/ Jane Bek Keil
Jane Bek Keil
Director

SOCIETE GENERALE,
as Documentation Agent and Lender

By:	/s/ Francis Sacr
Francis Sacr
Managing Director, Project Finance

FORTIS CAPITAL CORP.,
as Syndication Agent and as a Lender

By:	/s/ Darrell W. Holley
Darrell W. Holley
Managing Director

By:	/s/ Casey Lowary
Casey Lowary
Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Manager and Lender

By:	/s/ Mark E. Thompson
Mark E. Thompson
Vice President